Exhibit 13.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), Carl Firth, Ph.D., Chief Executive Officer of ASLAN Pharmaceuticals Limited (the “Company”), hereby certifies that, to the best of his knowledge:

1.

The Company’s Annual Report on Form 20-F for the year ended December 31, 2021, to which this Certification is attached as Exhibit 13.1 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 25, 2022	By:	/s/ Carl Firth, Ph.D.
Carl Firth, Ph.D.
Chief Executive Officer (Principal Executive Officer)

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